SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	October 11, 2004

CANYON RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11887	84-0800747

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

14142 Denver West Parkway, Suite 250 Golden, Colorado	80401

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(303) 278-8464

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Letter of PricewaterhouseCoopers LLP
Press Release

Item 4.01 Changes in Registrant’s Certifying Accountant

     On October 11, 2004, the Audit Committee of Canyon Resources Corporation (the “Company”), informed PricewaterhouseCoopers LLP (“PwC”) that it will dismiss PwC as the Company’s independent registered public accounting firm upon completion of the procedures related to unaudited interim financial statements of the Company as of and for the quarters ended June 30, 2004 and September 30, 2004 and for the six-month period ended June 30, 2004 and the nine-month period ended September 30, 2004 and completion of procedures related to the restatement of the Company’s financial statements included in its Form 10-K filing for the year ended December 31, 2003 and unaudited interim financial statements as of and for the quarter ended March 31, 2004. Such dismissal is expected to be effective on or before November 15, 2004.

     On October 11, 2004, the Audit Committee informed Ehrhardt, Keefe, Steiner & Hottman, P.C., certified public accountants, that it intended to appoint it as the Company’s independent registered public accounting firm for the 2004 annual audit. Such appointment is to be effective after the Company has filed its third quarter report on Form 10-Q, which is expected to be on or before November 15, 2004. The Company has authorized PwC to respond fully to inquiries by Ehrhardt, Keefe, Steiner, & Hottman P. C. in connection with the retention of Ehrhardt, Keefe, Steiner & Hottman P.C.

     Except for the matter discussed in the next sentence, PwC’s reports on the Company’s financial statements for the fiscal years ended December 31, 2002 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. There was an explanatory paragraph in PwC’s report on the Company’s financial statements included in Form 10-K/A for the year ended December 31, 2003, indicating that the Company has restated its financial statements for the years ended December 31, 2003 and 2002 to reflect variable plan accounting for certain stock option plans. During the fiscal years ended December 31, 2002 and 2003, and through October 11, 2004, the Company had no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in their reports on the Company’s financial statements for such years. Except for the matters described in the next two paragraphs, during the fiscal years ended December 31, 2002 and 2003, and through October 11, 2004, there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

     During the review of the financial statements for the first quarter ending March 31, 2004, PwC identified and communicated to the Company and its Audit Committee a material weakness which is also a reportable condition (as defined under standards established by the American Institute of Certified Public Accountants) relating to the Company’s internal controls and procedures over its financial reporting for stock option plans. In response thereto, the Company performed a review of all stock option plans and the method of all related stock option exercises by employees since the plan’s inception in 1982. Based on this review, the Company determined that the stock option plans would have to be recorded in the financial statements under variable plan accounting, which resulted in the restatement of the financial statements contained in the 2003 Form 10-K.

     On September 1, 2004, PricewaterhouseCoopers LLP advised the Company that disclosures should be made or actions should be taken to prevent future reliance on their audit report for 2003 and prior periods and completed interim review for the quarterly period ended March 31, 2004. On September 2, 2004, our Audit Committee held a meeting with management and the independent accountants and determined that the Company’s financial statements for 2003 and prior periods and quarterly period ended March 31, 2004, should be restated. This determination resulted because, during the review of the financial statements for the second quarter ending June 30, 2004, PwC communicated with both the Company and its Audit Committee that a model used for testing possible impairment of the Briggs Mine may be inappropriate. After an evaluation of the model, the Company determined that it was inappropriate. Subsequently, it was determined that certain other items should have been accounted for differently: A loan made to a private exploration company, the proceeds of which were used for exploration, should have been accounted for as an exploration expense; the cost of restricted shares issued under a contract for services should have been recorded at fair market value; and a beneficial conversion expense should have been recognized with regards to a private placement of a convertible debenture. The Company is in the process of restating the interim financial statements for the first quarter ending March 31, 2004 and the financial statements contained in the 2003 Form 10-K. The items discussed above constitute a material weakness in internal controls as defined by the standards established by the American Institute of Certified Public Accountants and, as such, are reportable conditions.

     During the Company’s past two fiscal years and through October 11, 2004, we did not consult Ehrhardt, Keefe, Steiner & Hottman, P.C. regarding the application of accounting principles to a specific transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable event that would be required to be reported in this Form 8-K.

     We have provided PwC a copy of these disclosures and have requested PwC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the statements by the Company in this report. PwC’s letter is attached as Exhibit 16.1.

Item 7.01 Regulation FD Disclosure

     On October 15, 2004, the Company issued a press release announcing the engagement of Ehrhardt, Keefe, Steiner & Hottman P. C. as its independent registered public accountants effective upon filing our third quarter financial statements for the period ending September 30, 2004 on Form 10-Q. A copy of the press release is attached with this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

16.1	Letter of PricewaterhouseCoopers LLP, dated October 14, 2004 regarding the change in certifying accountant.

99.1	Press release dated October 15, 2004, announcing the engagement of Ehrhardt, Keefe, Steiner & Hottman P. C. as independent registered public accounting firm.

Cautionary Statement for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995.

     The matters discussed in this report on Form 8-K, when not historical matters, are forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Such factors include, among others, the speculative nature of mineral exploration, commodity prices, production and reserve estimates, environmental and government regulations, availability of financing, judicial proceedings, force majeure events, and other risk factors as described from time to time in the Company’s filings with the Securities and Exchange Commission. Many of these factors are beyond the Company’s ability to control or predict. The Company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events, or otherwise.

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANYON RESOURCES CORPORATION
Date: October 15, 2004	By:	/s/ Gary C. Huber
Gary C. Huber
Vice President-Finance

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of PricewaterhouseCoopers LLP, dated October 14, 2004 regarding the change in certifying accountant.

99.1	Press release dated October 15, 2004, announcing the engagement of Ehrhardt, Keefe, Steiner & Hottman P. C. as independent registered public accounting firm.